Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO AMENDED AND RESTATED
CREDIT AGREEMENT AND MASTER ASSIGNMENT

This Amendment No. 2 to Amended and Restated Credit Agreement and Master Assignment (this “Agreement”) dated as of October 16, 2013 (the “Effective Date”) is among Triangle USA Petroleum Corporation, a Colorado corporation (the “Borrower”), Foxtrot Resources LLC, a Colorado limited liability company (the “Guarantor”), the undersigned Existing Lenders (as defined below), the New Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.                                    The Borrower, financial institutions party thereto as Lenders (the “Existing Lenders”), the Issuing Lender, and the Agent have entered into the Amended and Restated Credit Agreement dated as of April 11, 2013, the Consent Agreement dated as of June 28, 2013, and the Amendment No. 1 to Amended and Restated Credit Agreement and Master Assignment dated as of July 30, 2013 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.                                    The Guarantor has entered into the Amended and Restated Guaranty Agreement dated as of April 11, 2013 (as amended, restated, or otherwise modified from time to time, the “Guaranty”) in favor of the Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.                                    The Borrower has requested that the Lenders and the Agent amend the Credit Agreement as set forth herein.

D.                                    The Borrower has requested and the Lenders have agreed to increase the Borrowing Base simultaneously with the effectiveness of this Agreement.

E.                                     In connection with the increase in the Borrowing Base provided in this Agreement, each of Wells Fargo Bank, National Association, Bank of America, N.A., and The Bank of Nova Scotia (each an “Assignor”) desires to sell and assign, and each of JPMorgan Chase Bank, N.A., KeyBank National Association and IBERIABANK (each an “Assignee”) desires to purchase and assume certain rights and obligations of the Assignors under the Credit Agreement such that, after giving effect to such assignment and assumption, the Commitments of the Lenders are as set forth on Schedule I hereto.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantor, the Agent, the Issuing Lender, each Existing Lender and each New Lender hereby agree as follows:

Section 1.                                           Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Master Assignment.

(a)                                 Assignments.  For an agreed consideration, each Assignor hereby irrevocably sells and assigns to each Assignee, without recourse and without representation or warranty other than as expressly provided herein, and each Assignee hereby irrevocably and severally, purchases and assumes from the Assignors subject to the terms hereof and the Credit Agreement, (i) such percentage in and to all of each Assignors’ respective rights and obligations under the Credit Agreement as a Lender (including, without limitation, such percentage interest in the Advances owing to the Assignor and participations in Letters of Credit by Assignor existing immediately prior to the Effective Date) that would result in each Assignor and each Assignees having the respective Commitments set forth in Schedule I attached hereto, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of each Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Credit Document or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.  Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in Section 2(b), without representation or warranty by any Assignor.  After giving effect to the sales and assignments pursuant to this Section 2(a), each Lender’s respective Commitments will be as set forth opposite its name on Schedule I attached hereto.

(b)                                 Representations and Warranties of Assignors.  Each Assignor (i) represents and warrants that (A) it is the legal and beneficial owner of the interest that it is assigning under Section 2(a) above, (B) such interest is free and clear of any lien, encumbrance or other adverse claim, (C) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and (D) it is not a Defaulting Lender; and (ii) assumes no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (C) the financial condition of the Borrower, any other Credit Party, or any other Person obligated in respect of any Credit Document or (D) the performance or observance by the Borrower, its Subsidiaries or any other Person of any of its obligations under any Credit Document.

(c)                                  Representations and Warranties of Assignee.  Each Assignee (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets all the requirements to be a Lender under Section 9.7 of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.7 of the Credit Agreement), (C) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the interest assigned to it hereunder, shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to decisions to acquire assets of the type represented by the interest assigned to it hereunder and either it, or the person exercising discretion in making its decision to acquire the interest assigned to it hereunder, is experienced in acquiring assets of such type, (E) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to

Section 5.2 thereof, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the interest assigned to it hereunder, and (F) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase the interest assigned to it hereunder; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

(d)                                 Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the interests assigned hereunder (including payments of principal, interest, fees and other amounts) to the relevant Assignor or relevant Assignee whether such amounts have accrued prior to, on or after the Effective Date.  Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the relevant Assignee.

(e)                                  Consents.  The Administrative Agent, the Issuing Lender and the Borrower each hereby consents to the assignments made under this Section 2 to the Assignees.

Section 3.                                           Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 7 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is amended to add the following definitions in alphabetical order:

“Second Amendment Effective Date” means October 16, 2013.

(b)                                 Section 1.1 of the Credit Agreement is amended by replacing the following definitions to read in their entireties as follows:

“Maturity Date” means the earlier of (a) October 16, 2018 and (b) the earlier termination in whole of the Commitments pursuant to Section 2.1(c)(i) or Article 7.

“Mortgage” means each mortgage or deed of trust in form acceptable to the Administrative Agent executed by any Credit Party to secure all or a portion of the Secured Obligations.

(c)                                  Section 2.2(a) of the Credit Agreement is amended to read in its entirety as follows:

“(a)                           Borrowing Base.  The Borrowing Base in effect as of the Second Amendment Effective Date has been set by the Administrative Agent and the Lenders and acknowledged by the

Borrower as $275,000,000.  Such Borrowing Base shall remain in effect until the next redetermination or reduction made pursuant to this Section 2.2.  The Borrowing Base shall be determined in accordance with the standards set forth in Section 2.2(d) and is subject to periodic redetermination pursuant to Sections 2.2(b), and 2.2(c) and reductions pursuant to Section 2.2(e).”

(d)                                 Section 2.5(e) is amended to read in its entirety as “Reserved.”

(e)                                  Section 2.9 is amended by replacing the language “change in or in the interpretation of any law or regulation” with “Change in Law”.

(f)                                   Section 2.12(a) is amended to read in its entirety as follows:

“(a)                           Payments.  All payments of principal, interest, and other amounts to be made by the Borrower under this Agreement and other Credit Documents shall be made to the Administrative Agent in Dollars and in immediately available funds, without setoff, deduction, or counterclaim.”

(g)                                  Section 6.1(f) of the Credit Agreement is amended to read in its entirety as follows:

“(f)                             Debt in the form of (i) accounts payable to trade creditors for goods or services, (ii) payment obligations to a Banking Services Provider under commercial cards to the extent that such payment obligations arise in connection with the payment by such Banking Services Provider of accounts payable to trade creditors of the Credit Parties for goods or services and (iii) current operating liabilities (other than for borrowed money) which in each case is not more than 90 days past due, in each case incurred in the ordinary course of business, as presently conducted, unless contested in good faith by appropriate proceedings and adequate reserves for such items have been made in accordance with GAAP.”

(h)                                 Schedule I and Schedule II to the Credit Agreement are amended to read in their entireties as set forth on Schedule I and Schedule II hereto.

Section 4.                                           Reaffirmation of Liens.

(a)                                 Each of the Borrower and the Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantor’s obligations under the Credit Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantor’s obligations under the Credit Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)                                 The delivery of this Agreement does not indicate or establish a requirement that any Credit Document requires the Guarantor’s approval of amendments to the Credit Agreement.

Section 5.                                           Reaffirmation of Guaranty.  The Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Credit Documents are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement.  The Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by the Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 6.                                           Representations and Warranties.  Each of the Borrower and the Guarantor represents and warrants to the Agent and the Lenders that:

(a)                                 the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Credit Document;

(b)                                 (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                  as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 7.                                           Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)                                 Documentation. The Agent shall have received the following, duly executed by all the parties thereto, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders:

(1)                                 this Agreement, duly and validly executed by each party hereto;

(2)                                 a secretary’s certificate from each Credit Party certifying such Person’s (A) officers’ incumbency, (B) authorizing resolutions, (C) organizational documents, and (D) governmental approvals, if any, with respect to this Agreement;

(3)                                 certificates of good standing for each Credit Party in each state in which each such Person is organized or qualified to do business, which certificate shall be dated a date not earlier than 30 days prior to Effective Date;

(4)                                 a legal opinion of Vinson & Elkins L.L.P. as outside counsel to the Credit Parties, in form and substance reasonably acceptable to the Administrative Agent.

(b)                                 Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Credit Document.

(c)                                  No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)                                 Fees. The Borrower shall have paid all fees set forth in the Engagement Letter dated as of October 14, 2013 between the Borrower, the Administrative Agent and Wells Fargo Securities, LLC.

(e)                                  Expenses.  The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement, including, without limitation, any upfront fee paid in connection with any increase to the Borrowing Base agreed to among the parties hereto.

Section 8.                                           Effect on Credit Documents.  Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Agent’s or Lenders’ rights under the Credit Documents.  This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Credit Documents.

Section 9.                                           Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 10.                                    Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

TRIANGLE USA PETROLEUM CORPORATION

By:	/s/ Jonathan Samuels
Name:	Jonathan Samuels
Title:	President

GUARANTOR:

FOXTROT RESOURCES LLC

By:	/s/ Jonathan Samuels
Name:	Jonathan Samuels
Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO A&R CREDIT AGREEMENT
AND MASTER ASSIGNMENT — TRIANGLE USA PETROLEUM]

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender and a Lender

By:	/s/ Joseph T. Rottinghaus
Name:	Joseph T. Rottinghaus
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO A&R CREDIT AGREEMENT
AND MASTER ASSIGNMENT — TRIANGLE USA PETROLEUM]

EXISTING LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO A&R CREDIT AGREEMENT
AND MASTER ASSIGNMENT — TRIANGLE USA PETROLEUM]

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO A&R CREDIT AGREEMENT

AND MASTER ASSIGNMENT — TRIANGLE USA PETROLEUM]

NEW LENDERS:

IBERIABANK,
as a New Lender

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO A&R CREDIT AGREEMENT
AND MASTER ASSIGNMENT — TRIANGLE USA PETROLEUM]

JPMORGAN CHASE BANK, N.A.,
as a New Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO A&R CREDIT AGREEMENT

AND MASTER ASSIGNMENT — TRIANGLE USA PETROLEUM]

KEYBANK NATIONAL ASSOCIATION,
as a New Lender

By:	/s/ Paul J. Pace
Name:	Paul J. Pace
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO A&R CREDIT AGREEMENT

AND MASTER ASSIGNMENT — TRIANGLE USA PETROLEUM]